EXHIBIT 10.15


      THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED. ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE FEDERAL ACT AND ALL APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR THE OTHER SECURITIES.

                  UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

100,000 SHARES                                                      JULY 1, 1999

                          COMMON STOCK PURCHASE WARRANT

      UNITED SURGICAL PARTNERS INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, GIASURG, LLP, a Texas limited liability partnership ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time, on or after the date hereof and prior to the earliest of (1) the fifth anniversary of the date hereof, (2) the dissolution of the Company as described in Section
6.2 below or (3) the date the Warrant terminates pursuant to Section 8 below (the "Expiration Date"), that number of fully paid and nonassessable shares of Common Stock (as defined in Section 1.1 hereof), as shall be equal to the Initial Warrant Number (as defined in Section 1.5) at a purchase price per share equal to the Initial Exercise Price (as defined in Section 1.3), subject, however, to adjustment both as to such number of shares and as to such price as hereinafter set forth (such price per share as so adjusted from time to time being herein called the "Exercise Price").

1. DEFINITIONS. As used herein the following terms have the following respective meanings:

      1.1. The term "Common Stock" includes (a) the Company's Common Stock, par value $.01 per share, and (b) any other securities into which or for which any of the securities described in clause (a) above have been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger or consolidation, or otherwise.

      1.2. The term "Company" shall include United Surgical Partners International, Inc., a Delaware corporation, and any corporation which shall succeed to or assume the obligations of the Company hereunder.

      1.3. The term "Initial Exercise Price" shall mean $4.00
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      1.4. The term "Initial Public Offering" shall mean the first offer and sale of shares of Common Stock by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended.

      1.5. The term "Initial Warrant Number" shall mean 100,000.

      1.6. The term "Person" shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

      1.7. The term "Warrant Exercise Period" shall mean the period beginning on the date hereof and ending on the Expiration Date.

2. EXERCISE OF WARRANT. Subject to the limitations set forth in Section 3, this Warrant may be exercised (in whole and not in part) by Holder at any time during the Warrant Exercise Period by surrender of this Warrant to the Company at its principal office, together with (a) the Form of Subscription at the end hereof duly executed by Holder, (b) such other documents, statements, subscription agreements or other items as may be reasonably requested by the Company in furtherance of its requirements pursuant to Section 3 below and (c) payment, by certified check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Exercise Price then in effect.

3. RESTRICTIONS ON TRANSFER.

      3.1 SECURITIES LAW RESTRICTIONS. Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may become subject to applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued to, Holder in any state in which such exercise would be unlawful. Holder agrees that the Company may place such legend or legends on certificates representing securities issued upon exercise of this Warrant as the Company may reasonably deem necessary to comply with applicable state and federal securities laws for the issuance of such securities.

      3.2 REPRESENTATIONS BY HOLDER. By acceptance of this Warrant as set forth below, Holder represents and warrants to the Company that Holder is acquiring this Warrant, and will acquire any shares of Common Stock issued upon exercise of this Warrant, for Holder's own account and for investment and without any present intention of selling or otherwise disposing of this Warrant or any such shares of Common Stock.

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
      3.3 WARRANT NON-TRANSFERABLE. This Warrant is not transferable by Holder without the express prior written consent of the Company, which consent may be withheld at the Company's sole discretion.

4. DELIVERY OF STOCK CERTIFICATES ON EXERCISE.

      4.1. DELIVERY. Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which Holder is entitled upon such exercise.

      4.2. FRACTIONAL SHARES. This Warrant may not be exercised as to fractional shares of the Common Stock. In the event that the exercise of this Warrant, in full or in part, results in the issuance of any fractional share of Common Stock, then in such event Holder shall be entitled to cash equal to the fair market value of such fractional share as determined by the Company's Board of Directors.

      5. ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS. In case at any time or from time to time the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor:

            (a) other or additional stock or other securities or property (other than cash) by way of dividend; or

            (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring;

OTHER THAN additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case Holder on the exercise hereof as provided in
Section 2 hereof shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subsection
(b) of this Section 5) which Holder would have held on the date of such exercise if on the date the events described in subsections (a) and (b) above Holder had been the holder of record of the number of shares of Common Stock subject to such exercise and had thereafter, during the period from the date of such events to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subsection (b) of this Section 5) receivable by Holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

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6. ADJUSTMENT FOR REORGANIZATION CONSOLIDATION, MERGER, ETC.

      6.1. CERTAIN ADJUSTMENTS. In case at any time or from time to time the Company shall (a) consolidate with or merge into any other person or (b) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such consolidation or merger or transfer of assets (and prior to the effective date of such dissolution), as the case may be, Holder shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation, the stock and other securities and property (including cash) to which Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

      6.2. CONTINUATION OF TERMS. Upon any consolidation or merger referred to in Section 6.1(a), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such merger or consolidation, and shall be binding upon the issuer of any such stock or other securities whether or not such person shall have expressly assumed the terms of this Warrant. Anything herein to the contrary notwithstanding, in the event of a transfer of assets as described in Section 6.1(b) above, this Warrant shall expire and be of no further force or effect upon the dissolution of the Company, as and to the extent the Warrant is not properly exercised prior to the effective date of such dissolution.

7. STOCK SPLITS, STOCK DIVIDENDS, REDUCTION IN WARRANT NUMBER. If at any time there shall occur any stock split, stock dividend, reverse stock split or other subdivision of the Company's Common Stock (a "Stock Event"), then the number of shares of Common Stock to be received by the Holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder immediately prior to such Stock Event to the total number of shares of the Company outstanding immediately prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder immediately after such Stock Event to the total number of shares of the Company outstanding immediately after such Stock Event. The Exercise Price shall be proportionately decreased or increased upon the occurrence of any Stock Event.

8. NON-COMPETITION COVENANT. This Warrant shall immediately terminate in the event that Giasurg, LLP or any person or entity who has any ownership interest in Giasurg. LLP (each of which is hereinafter referred to as a "Covenantor" in this Section 8) at any time during the Warrant Exercise Period:

            (a) engages in any activity with respect to a facility located within 1O miles of TOPS Specialty Hospital, which is located at 17080 Red Oak Drive. Houston, Texas (the "Hospital"), that is competitive with the business of the Hospital, including; without limitation any ambulatory surgical center, hospital, doctor's offices or any other facility where surgical procedures customarily performed in hospitals or outpatient surgical centers are performed; or

            (b) has any direct or indirect financial interest (as defined below) in any Person that engages in any competitive activity described in subparagraph (a) above; provided, however, that no Covenantor who is a physician shall be restricted from performing surgery at any other facility or otherwise practicing medicine in any private practice which may utilize such competing facilities from time to time.

      For purposes of this Section 8, "direct or indirect financial interest" shall include (i) interests held by any family member of a Covenantor or any trust for the benefit of any family member of a Covenantor, (ii) services provided for any consideration to a competitive facility or Person, including services as an officer, director, consultant or employee, (iii) any record or beneficial ownership interest in, or being a creditor of, any competitive facility or Person and (iv) any other financial relationship with such a competing facility or Person, except for investments made in mutual funds or the ownership of outstanding shares of a publicly held corporation purchased through a broker on an established stock exchange or the NASDAQ system at an original cost of not more than $25,000. If any Covenantor shall engage in any of the activities or have any financial interest described in subparagraph (a) or (b) above, this Warrant shall automatically terminate in full. Any purported exercise of this Warrant prior to the date of the commencement of such activity or the acquisition of such financial interest shall be null and void and any shares issued pursuant to any such purported exercise shall be immediately forfeited and returned to the Company and the Company shall return to Holder the Exercise Price actually received by the Company in connection with such exercise.

9. CERTAIN OBLIGATIONS OF THE COMPANY. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of issuance upon exercise of this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon exercise of this Warrant in effect from time to time. The Company will from time to time, in accordance with the laws of the State of Delaware, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant in full. The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to Holder, at the address of the Holder of this Warrant appearing on the books of the Company, of each change in the location of such office.

10. CERTIFICATE AS TO ADJUSTMENTS. In case of any event that may require any adjustment or readjustment in the shares of Common Stuck issuable on the exercise of this Warrant, the Company at its expense will promptly prepare and send to Holder a certificate setting forth such adjustment or readjustment, including a statement of (a) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, (b) the number of shares of Common Stock to be received upon exercise of this Warrant, as in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7)

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on account thereof and (c) a calculation of the new Exercise Price in case of any adjustment of the Exercise Price.

11. NOTICES OF RECORD DATE. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation with or merger of the Company into any other Person; (c) an Initial Public Offering; or (d) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such event, the Company will mail or cause to be mailed to Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the estimated date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Initial Public Offering, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Initial Public Offering, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date specified in such notice on which any such action is expected to be taken.

12. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by, facsimile machine to such address or facsimile number set forth on the signature page hereof, unless, and until Holder furnishes to the Company a different address or facsimile number.

13. MISCELLANEOUS. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought Holder shall have no rights as a stockholder of the Company until the date of the issuance to Holder of stock certificates for Common Stock upon the exercise of the Warrant in accordance with the terms hereof. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of Delaware. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

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      IN WITNESS WHEREOF, the Company, has caused this Common Stock Purchase
Warrant to be executed by its duly authorized officer as of the first above written.

                                    UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

                                    By: /s/ DONALD STEEN

                                    Name:   Donald Steen

                                    Title:  Chief Executive Officer



Holder's Address for Notices:




________________________________________


________________________________________

Fax No.: (   )__________________________



ACKNOWLEDGED AND AGREED:


GIASURG, LLP


By /s/ ANDREW KANT

Name   Andrew Kant MD

Title  President

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